Equitable’s Next Chapter Investor Day | May 10, 2023

RETIREMENT 2 Note Regarding Forward-Looking and Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Equitable Holdings, Inc. (“Holdings”) and its consolidated subsidiaries. “We,” “us” and “our” refer to Holdings and its consolidated subsidiaries, unless the context refers only to Holdings as a corporate entity. There can be no assurance that future developments affecting Holdings will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of plateauing or decreasing economic growth and geopolitical conflicts and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases including COVID-19; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Investment Management and Research segment, including fluctuations in assets under management and the industry-wide shift from actively-managed investment services to passive services; (viii) recruitment and retention of key employees and experienced and productive financial professionals; (ix) subjectivity of the determination of the amount of allowances and impairments taken on our investments; (x) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (xi) risks related to our common stock and (xii) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property. Forward-looking statements should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in Holdings’ filings with the Securities and Exchange Commission. Further, any forward- looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. This presentation and certain of the remarks made orally contain non-GAAP financial measures. Non-GAAP financial measures include Non-GAAP Operating Earnings, Non-GAAP Operating EPS and Adjusted Operating Margin at AB. Information regarding these and other non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, is provided in our full year and fourth quarter 2022 earnings press releases and in our full year and fourth quarter 2022 financial supplements, which are available on our Investor Relations website at ir.equitableholdings.com. The Company has presented forward-looking statements regarding Non-GAAP operating earnings, Non-GAAP operating earnings per share and Adjusted Operating Margin at AB. These non-GAAP financial measures are derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of forward- looking adjusted operating earnings per share and payout ratio targeted to non-GAAP operating earnings to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others changes in connection with quarter-end and year-end adjustments. Any variations between the Company’s actual results and preliminary financial data set forth above may be material.

RETIREMENT 3 May 10th Investor Day Agenda Section Presenters Duration Intro & welcome video Isil Müderrisoğlu, Head of Investor Relations 5 min Company Overview & Strategy Mark Pearson, President and Chief Executive Officer of Equitable Holdings 25 min Retirement Nick Lane, President of Equitable 15 min Asset Management Seth Bernstein, President and Chief Executive Officer of AllianceBernstein 15 min Wealth Management Nick Lane, President of Equitable 10 min Break 15 min Finance Robin Raju, Chief Financial Officer of Equitable Holdings 25 min Q&A All presenters 40 min

Equitable’s Next Chapter Investor Day | May 10, 2023

Our mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives

6 Unique and integrated businesses across advice, retirement and asset management Proven track record of execution and business simplification, even through volatile times Attractive market opportunity for advice and solutions Competitive strengths in investments, risk management and broad distribution drive our strategy to deliver long-term shareholder value

RETIREMENT 1Represents sum of Equitable Financial and other Insurance subsidiaries general account assets (“general account”) and separate account assets; AUM amounts not mutually exclusive as AB manages approximately 68% of general account assets and 33% of separate account assets 7 Integrated advice, retirement and asset management Retirement Wealth ManagementAsset Management Holistic advice platform providing insurance as an asset class $76bn AUA as of 3/31/23 Leading active manager with global distribution footprint and growing alternatives capabilities $676bn AUM as of 3/31/23 All weather product portfolio to meet the varying retirement needs of our clients $221bn AUM as of 3/31/231 100% owned 61% owned 100% owned

RETIREMENT 8 Track record of consistent execution Executing against all targets 8-10% Non-GAAP operating earnings per share growth $6.5bn Capital returned, consistently delivering on payout target >400% Combined RBC ratio, consistently above 375-400% target >$500m Incremental annual earnings from general account and productivity Delivering strong business performance1 $80bn Retirement gross premiums c.8% annual growth Asset Management active net inflows2 c.2.5% avg. annual organic growth Wealth Management net inflows c.8% annual organic growth$22bn $67bn Metrics as of December 31, 2022 unless otherwise noted 1Five-year growth rates. 2Excludes AXA redemptions totaling $4.5bn in 2022, $1.3bn in 2021, and $11.8bn in 2020

RETIREMENT 9 Improved quality of earnings and grew cash flows 2017 $1.6bn $1.2bn 2022 +31% Cash flows to Holding Company Assets required in worst 2% market scenarios Measured by CTE 98 2017 $4bn 2022 $14bn -72% Growing cash flows Reducing risk Venerable Regulated Non-regulated $100m annual cash flows accelerated from Venerable Legacy VA significantly reduced since IPO ▪ $20bn account value, now only c. 15% of Retirement AUM ▪ $2-3bn of annual run-off ▪ Balance sheet protected by: • Fully funded reserves • First-dollar hedging i i i l i I 2 in assets, now only 16% of account value1 f l r ff2 l t r t t : • Fully funded reserves • First-dollar hedging 1Account value includes Individual Retirement, Group Retirement and Legacy segments, as of 3/31/23. 2Expected annual net outflows in Legacy segment

RETIREMENT 10 Business performance supports strong shareholder returns Strong performance for equity investors Total shareholder return from IPO-YE’22 59% 38% 41% EQH Life Peers1 S&P 500 $1.60 $3.53 2017 2022 +120% FCF per share to shareholders Driven by 2x shareholder value 1Arithmetic average includes AMP, BHF, LNC, PFG, PRU, VOYA

RETIREMENT 11 2018 2019 2020 2021 2022 Combined RBC Ratio 440% 510% 410% 450% 425% Capital Return ($bn) $0.8 $1.2 $1.1 $1.8 $1.3 S&P 500 10yr UST Resilience and consistency even in volatile times

RETIREMENT 12 Conservative balance sheet and strong financial ratings Healthy capital ratios & liquidity as of 3/31/23, unless otherwise noted Conservative GA portfolio as of 3/31/23 425% Combined RBC ratio as of YE’22 above 375-400% target Strong financial ratings as of 3/31/23 $97bn A2 average portfolio rating $72bn fixed maturities • A3 average credit rating • 96% investment grade A A+ A1 $1.8bn Cash and liquid assets at HoldCo1 above $500m minimum target $4bn Credit facilities 6% 7% 14% 17% 52% U.S. Treasuries 4% Mortgage Loans Alts & Other Equities Other Structured Credit Corporates 1Holding Company cash of $2.4 billion as of March 31, 2023; $1.8 billion is net of $520 million debt repayment in April 2023

RETIREMENT 13 Bridging profit and purpose since 2017 signed in 2019since 2014 since 2015

Opportunities in our chosen markets

Favorable demographics

Number of US retirees[1]


+62%
89m
55m
2020
2050

11k

Americans turn 65 every day[1]

Global active investable assets to grow

AUM by product


c.5%
CAGR
$117trn
$92trn
Active Core
Solutions
Active Specialty
Alternatives
2022
2027E

5% CAGR by 2027

Global active investable assets[2]

Regulation promoting healthier industry

- **Fair value accounting (LDTI)**
- **NAIC economic scenario generator interest rate reform**
- **Structured asset capital adequacy reform**
- **SECURE Act 1.0 & 2.0**

EQUITABLE HOLDINGS

[1]Secure Retirement Institute's Retail Retirement Reference Guide, Fifth Edition. [2]Boston Consulting Group's Global Asset Management, 20th Edition. Solutions includes custom retirement, target-date solutions, etc.

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premier investment capabilities capture greater margins through AB and Equitable’s investment services risk management economic fair value approach that protects clients and balance sheet diversified distribution broad reach through affiliated advisors and third-party institutions performance culture track record of execution through agile and research-based workforce Defend & grow core businesses • Retirement • Asset Management Scale adjacent businesses • Private Markets • Wealth Management Seed future growth • Secure Income in 401(k)s • Emerging markets for asset management Be a force for good • Leverage big systems for greater impact Our mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives 15 Strategy how we will drive long-term value Competitive edges what sets us apart

Defend & grow core businesses • Retirement • Asset Management Scale adjacent businesses • Private Markets • Wealth Management Seed future growth • Secure Income in 401(k)s • Emerging markets for asset management Be a force for good • Leverage big systems for greater impact 1. Core Retirement • Capital-light product innovation • Differentiated distribution 2. Core Asset Management • Active ETF platform • Private Wealth 3. Productivity saves 4. Optimization of GA investments 5. Disciplined inorganic options • Bolt-ons (e.g., CarVal) • Team lift outs Our mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives Key growth initiatives execute by focusing on: 16 Strategy how we will drive long-term value

Strategy how we will drive long-term value Defend & grow core businesses • Retirement • Asset Management Scale adjacent businesses • Private Markets • Wealth Management Seed future growth • Secure Income in 401(k)s • Emerging markets for asset management Be a force for good • Leverage big systems for greater impact Our Mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives Our mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives Key growth initiatives execute by focusing on: 1. Private Markets • Scale with broad solution set and strong track record • Further $10bn capital commitment from Equitable 2. Equitable Wealth Management • Holistic Life Planning with insurance as an asset class • Scalable broker dealer platform • Lift-out third-party teams 17

Strategy how we will drive long-term value Defend & grow core businesses • Retirement • Asset Management Scale adjacent businesses • Private Markets • Wealth Management Seed future growth • Secure Income in 401(k)s • Emerging markets for asset management Be a force for good • Leverage big systems for greater impact 1. Higher growth markets in Asset Management • China and EMEA 2. Insurance asset management 3. In-plan guarantees in 401(k) market • AB Lifetime Income Strategy • Equitable partnership with BlackRock for LifePath Paycheck™ Our mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives Key growth initiatives execute by focusing on: 18

Strategy how we will drive long-term value Defend & grow core businesses • Retirement • Asset Management Scale adjacent businesses • Private Markets • Wealth Management Seed future growth • Secure Income in 401(k)s • Emerging markets for asset management Be a force for good • Leverage big systems for greater impact 1. Invest in our people • Enhance performance by attracting & retaining our talent 2. Care for the environment • Integrate sustainable practices into investments & operations 3. Build stronger communities • Foster mobility and opportunity for educators and students 4. Uphold stakeholder trust • Deliver trusted products and services to clients Our mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives Key initiatives execute by focusing on: 19

Our mission to help our clients secure their financial well-being so they can pursue long and fulfilling lives

RETIREMENT 21 Key financial goals to 2027 12-15% Non-GAAP operating EPS CAGR through 2027 EPS growth $2bn of annual cash generation by 2027 Cash generation 60-70% of Non-GAAP operating earnings Payout ratio New strategic targets support growth $110m Incremental GA income by 2027 $150m Productivity savings by 2027 $10bn Capital commitment to AB +350-500bps Incremental adjusted operating margin at AB by 2027

RETIREMENT 22 Performance culture: Management Team Mark Pearson Seth Bernstein Kate Burke Onur Erzan José Ramón González President and CEO of Equitable Holdings President and CEO of AllianceBernstein Chief Operating Officer and Chief Financial Officer of AllianceBernstein Head of Global Client Group and Private Wealth of AllianceBernstein Chief Legal Officer and Corporate Secretary of Equitable Holdings Jeffrey J. Hurd Nick Lane Robin M. Raju Aaron Sarfatti Stephanie Withers Chief Operating Officer of Equitable Holdings President of Equitable Chief Financial Officer of Equitable Holdings Chief Risk Officer and Chief Strategy Officer of Equitable Holdings Chief Auditor of Equitable Holdings

RETIREMENT 23 Performance culture: EQH Board of Directors Joan Lamm-Tennant Mark Pearson Francis Hondal Arlene Isaacs-Lowe Daniel G. Kaye Chair President and CEO of Equitable Holdings Craig MacKay Bertram L. Scott George Stansfield Charles G.T. Stonehill

Retirement Nick Lane President Equitable

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 25 Key messages Market opportunity: leading retirement provider well-positioned to meet growing client demand Track record: history of delivering innovative solutions to targeted client segments Privileged distribution: industry-leading distribution provides access, scale and sustainability Attractive business mix: ensuring strong margins and predictable outcomes Guidance: driving 5-7% value of new business CAGR with $200m of incremental cash flows by 2027 1 2 3 4 5

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

1 Market opportunity

There are existing and unmet needs for retirement solutions

Aging population with enhanced longevity

75 million

Americans expected to hit peak retirement age of 65 between now and 2030[1]

+20 years

Increase in average U.S. life expectancy over the last century[2]

Changing consumer expectations and unmet needs

90% of advisors report an **increase in client expectations for financial planning**[3]

78% **of clients feel financially unprepared for retirement**[4], prompting public policy evolution

80% of Americans are **concerned about market volatility, inflation & tax shrinking their savings**[5]

EQUITABLE HOLDINGS

[1]U.S. Census; [2]CDC; [3]Equitable Holistic Life Planning Research; [4]2022 Schroders US Retirement Survey; [5]Edelman

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RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 27 Retirement offering Accumulate Protect Transfer Tax-advantaged growth Protected equity & income Leaving legacy for family Individual Retirement Investment RILAs ✓ ✓ VA with income solutions ✓ Investment VAs ✓ Group Retirement 403(b) ✓ 401(k) ✓ In-plan guarantees ✓ Protection Solutions VUL ✓ ✓ ✓ Employee benefits ✓ ✓ Market opportunity Our Retirement offering addresses three core needs 1

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

1 Market opportunity

Upside in current markets with opportunity in adjacent markets

Equitable's addressable market size expansion

Annual sales[1]



$130bn
$250-300bn opportunity
Current addressable market
Future addressable markets
Workplace solutions
Providing health solutions to small businesses
Institutional in-plan guarantees
Delivering lifetime income solutions in large DC plans
Core existing markets
RILAs, VAs, 403(b), VUL

[1]Core markets based on LIMRA Annuity market forecast for 2023 to 2027; Institutional in-plan guarantees based on Morningstar 2022 total Target Date Fund assets and flows and internal estimates; Workplace solutions based on LIMRA workplace benefits research and internal estimates

EQUITABLE HOLDINGS
28

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

2 Track record

We have leading positions with outperformance in markets with strategic moats

	Leading positions	Strategic Moats	Relative performance 3-Year CAGR: *Industry*	*Equitable*
Individual Retirement	**#1 RILA** protected equity strategies[1]	• Targeted market with **five core RILA competitors** • Select distribution through **registered advisors**	▲1%	▲12%
			VA sales[3]	
Group Retirement	**#1 K-12 403(b)** tax advantaged savings[2]	• Specialized market with **three core competitors** • **Access to 9,000 school districts** with **1,100 dedicated K-12 retirement specialists**[4]	▲2%	▲4%
			403(b) assets	
Protection Solutions	**#5 VUL** accumulation focused life[1]	• **Eight core VUL competitors** • **Requires advisor expertise** to integrate into retirement planning; **sold primarily through Equitable Advisors**	▲19%	▲21%
			VUL premiums[5]	

[1]LIMRA as of 12/31/22; [2]LIMRA, Public K-12, as of 12/31/22; [3]First year premiums; [4]Refers to the Retirement Benefits Group or RBG, a specialized division of Equitable Advisors; [5]Annual premium equivalent

EQUITABLE HOLDINGS

29

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 30 Group Retirement Individual Retirement Protection Solutions Launched Semester Strategies Introduced RILA with lifetime income options Invented first ever RILA buffered annuity Created first ever VUL Innovated in-plan guarantees with AB Launched First Digital Term Life offering Track record Client-focused innovation tapping new markets across life stages 2 Deep grasp of client needs based on life stage… … leading to track record of client- centric innovation Career starters Builders Pre-Retirees Next Chapters Life Legacies Age <35 10% of clients Age 35-52 35% of clients Age 53-64 25% of clients Age 65-79 25% of clients Age >80 5% of clients Launched Employee Benefits business

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

2 Track record

Leader in emerging institutional 401(k) in-plan guarantee market


Total 401(k)
$7trn AUM
Target date funds
$3trn
Total 401(k)
$10trn AUM
$5trn
Today
Future

401(k) in-plan guarantees

20% of target date fund flows

Emerging opportunity

- Employers seeking to improve DC plans to **ensure stable retirement income**
- **SECURE Act 1.0 & 2.0** removed barriers to include annuities in DC plans

Product innovation

- Combining **expertise in ERISA planning, income and annuities**
- Proven **track-record of innovation**

Distribution advantage

- **Top five target date fund providers control over 80%** of the market
- Partnership with **AB and BlackRock**

EQUITABLE HOLDINGS
31

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

3 Privileged distribution

Differentiated distribution model enables us to access market opportunity

Affiliated distribution

c.4,100

EQUITABLE ADVISORS

- Enhanced persistency
- Stable source of sales
- Testing ground for innovation
- Insights into consumer behaviors

Third-party distribution

c.14,000

Actively producing agents

- Focus on channels with high barriers to entry
- Leading strategic partnerships with privileged shelf space
- 500+ firms with opportunity to access 150k+ advisors

Individual Retirement

***Sales mix by channel** (2022)*


Affiliated
Third Party
35%
65%

Group Retirement


15%
85%
Driven by 1,100 retirement specialists

Protection Solutions (Life only)


36%
64%

EQUITABLE HOLDINGS

32

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 33 Privileged distribution High-barrier third-party distribution channels in Individual Retirement market 3 We have a sustainable edge in profitable channels with deep relationships % of Equitable Sales VA players1 Rank % of Industry Sales Banks 32% <5 #1 15% Regional Agency (including P&C) 12% <5 #3 70% Independents 49% >10 Wirehouses 7% >10 #8 15% 1Number of VA producers within EQH top partner firms Note: Rank and % of Industry Sales based on LIMRA reporting (LIMRA reports P&C firms in Independent Channel)

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 34 Attractive business mix Current products have robust margins and narrow range of outcomes 4 Robust margins Narrow range of outcomes Spread based Yield on general account assets with low cost of liabilities • SCS ALM matched and repriced every two weeks • High quality general account limits credit risk Fee based Fees from underlying separate account investments • Guarantees are hedged to first dollar for equity and interest rate movements • Predictable, market-sensitive earnings derived from base fees, similar to an asset manager Underwriting based Margin from premiums paid by clients less claims paid out • Focused on accumulation space with concentrated position in VUL

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 35 Retirement Offering Account Value1 Spread Fee UW Guarantees Individual Retirement Investment RILAs $37bn ✓  VA with income solutions $30bn ✓ Fully hedged Investment VAs $12bn ✓  Group Retirement 403(b) $26bn ✓ ✓  401(k) $7bn ✓  In-plan guarantees $0.5bn ✓ ✓ Fully hedged Protection Solutions VUL $20bn ✓ ✓ ✓  Employee Benefits N/A ✓ ✓  Attractive business mix We primarily make money through fee and spread based earnings 4 1Excludes reserves and surplus

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 36 Guidance Our Retirement business provides resilient and growing cash flows 5 Robust inforce block Strong new business margins Retirement AUM (includes AV & reserves) Retirement VNB Value of new business (VNB): Present value of future cash flows using economic assumptions with our cost of capital as discount rate $400m 2023F 2027F c.$500m 5-7% CAGR $150bn 2023F 2027F c.$190bn 5-7% CAGR $200m incremental cash flow growth by 2027

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 37 Key messages Market opportunity: leading retirement provider well-positioned to meet growing client demand Track record: history of delivering innovative solutions to targeted client segments Privileged distribution: industry-leading distribution provides access, scale and sustainability Attractive business mix: ensuring strong margins and predictable outcomes Guidance: driving 5-7% value of new business CAGR with $200m of incremental cash flows by 2027 1 2 3 4 5

Asset Management Seth Bernstein Chief Executive Officer AllianceBernstein

RETIREMENT • **ASSET MANAGEMENT** • WEALTH MANAGEMENT • FINANCIALS

We are a leading active manager with premier investment capabilities

50+
years of experience in investment management

371
Investment professionals

$676 billion
in solutions for investors ranging from individuals to the world's largest institutions

AUM

AUM	
$286bn	**Equities** Differentiated Insights. High Conviction.
$263bn	**Fixed Income** Integrated Research. Innovation and Technology.
$127bn	**Multi-Asset** Focus on Client Outcomes. Insights Across All Markets.
	Alternatives Independent Agility. Institutional Strength.

Institutional & Retail Distribution Footprint



Los Angeles
Minneapolis
Nashville
Chicago
Toronto
New York
Miami
Mexico City
São Paulo
Santiago
Buenos Aires
London
Paris
Madrid
Zurich
Amsterdam
Frankfurt
Stockholm
Milan
Dubai
Seoul
Shanghai
Tokyo
Taipei
Hong Kong
Singapore
Sydney

Institutions



Other 5%
Japan 5%
APAC ex Japan
EMEA 12%
$306bn
US 71%

Retail



Other 3%
EMEA 10%
Japan 11%
APAC ex Japan 18%
$257bn
US 58%

Private Wealth

c.**230** advisors managing **$113bn** in AUM

EQUITABLE HOLDINGS

39

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 40 Key messages Market opportunity: global active investible assets are expected to grow c.30% by 2027 Globally diversified business model: we are well-positioned in high-growth market segments Structured to outperform: track record of delivering market-leading active organic growth Growth strategy: investing in key market segments, vehicles and geographies to drive future growth Guidance: increase adjusted operating margin by 350-500bps by 2027 1 2 3 4 5

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 41 Market opportunity Global active investable assets are expected to grow c.30% by 2027 1 AUM by Product AUM by Client Segment CAGR Channel 22-27E Retail/PW 7% Institutions 2% CAGR Products 22-27E Alternatives 9% Active Specialties 4% Solutions/LDI/Blncd 7% Active Core 2% CAGR Region 22-27E APAC 7% LatAm 6% M. East & Africa 5% N. America 4% Europe 4% AUM by Geography 2022 2027E $117trn $92trn c.5% CAGR Alternatives Active Specialty Solutions Active Core Source: BCG, Cerulli, McKinsey North American Wealth Management Benchmark Survey, Oliver Wyman, Preqin, and AB. Solutions includes custom retirement, target-date solutions, etc. 2022 2027E c.5% CAGR 2022 2027E c.5% CAGR APAC M. East & Africa N. America Europe LatAm Retail/PW Institutions

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

2 Globally diversified business model

Our platform generates and leverages competitive advantages

Delivery

Sustained organic growth through market cycles

Total active AUM annualized organic growth[1] ("AOG") 2017 – 2022


2.5
Peers
(2.5)
5-yr Avg. AOG (%)
2.6
Peers
(1.9)
3-yr Avg. AOG (%)

[1]Excludes AXA redemptions totaling $4.5bn in 2022, $1.3bn in 2021, and $11.8bn in 2020

Driven by strong long-term investment track records

Percentage of assets outperforming at quarter-end


73
38
1Q23
Five-Year
Three-Year
Equities
75
83
1Q23
Five-Year
Three-Year
Fixed Income

Selective Drivers

Private Wealth secularly growing, recurring fee business c.1/3 of AB's Base Fees


AUM
16%
34%
Base Fees
PW
Non-PW

Integrated Private Wealth platform, uniquely positioned to grow

APAC contributes 16% of AB's AUM c.2x that of U.S. & EU peers


Asia as % of AUM
16%
8%
AB
Peers

Our comprehensive local coverage provides distribution advantages, in key geographies such as APAC, a high growth region

Ranked #4 in Asia by Broadridge

Expansive global distribution platform

EQUITABLE HOLDINGS
42

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 43 Structured to outperform Organic growth has driven improved financial results 3 Adjusted Operating MarginsMix Shift to Higher Value Assets Organic Growth Active Equities & Private Alts. as % of revenues Trailing 3-yr Avg. Adj. Op. Margin, ending 5-yr average AOG for Active AUM 2.5% -2.5% Peers +500bps 44.5% 51.9% 9.2% 2.3% 2017 2022 46.8% 61.1% +1,430bps Active Equities Private Alts 25.8% 30.7% 2017 2022 +490bps

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 44 Growth strategy We are investing in markets that will drive future growth 4 Products / Segments Vehicles Geographies Private Debt Insurance AUM ($trn) 5-year projected growth AUM ($trn) 5-year projected growth 1.3 10 – 12% 36.0 5 – 8% Active ETFs U.S. Retail SMAs AUM ($trn) 5-year projected growth AUM ($trn) 5-year projected growth 0.3 15 – 20% 1.8 9 – 10% China AUM ($trn) 6.7 12 – 14% 4–year proj. growth EMEA 27.0 1 – 4% AUM ($trn) 5–year proj. growth US Retail 5 – 7%38.0 AUM ($trn) 5–year proj. growth Source: Cerulli, McKinsey North American Wealth Management Benchmark Survey, Morgan Stanley, NYSE, Oliver Wyman, Preqin, SSGA and AB.

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 45 Growth strategy: Private Markets We aspire to grow AUM to $90-100bn over the next five years 4 $15bn $56bn $90bn - $100bn 2017 2022 2027E 2027E2022 +10-12% CAGR Private Markets AUM 2017 2.3% 9.2% 20.0% Private Markets as % of Asset Management Revenues +30% CAGR 20 E2020 + AB CarVal acquisition results in $58bn1 Private Markets platform • Private Credit: Middle Markets, Opportunistic/Distressed, Renewable Energy Infrastructure, Specialty Finance, Transportation; Commercial Real Estate Debt (“CRED”), Private Placements, CLO’s Positioned to grow at or better than market 10-12% CAGR, to $90bn-$100bn in AUM by 2027 • Well established track records in core Private Credit, CRED, ABCarVal • Diversified platform drives more client engagement opportunities • Equitable commitments drive quicker scale (historically ~4x third party capital commitments) • Private Wealth and Retail product expansion • Insurance General Account expansion, supported by growth into Private Alternatives 1As of March 31, 2023

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 46 Growth strategy: Private Markets Leveraging Equitable’s commitments to grow third-party capital 4 2014 2021 $13bn 2022 $90-100bn $56bn 2027F $32bn $5bn commitment in 2014, fully funded1 $10bn commitment in July 2021, c.70% funded $10bn commitment in May 2023 1Includes seed funding from Equitable and AXA third-party +14% CAGR +10-12% CAGR

RETIREMENT • **ASSET MANAGEMENT** • WEALTH MANAGEMENT • FINANCIALS

5 Guidance

Looking forward, we have multiple levers to drive margin expansion

	Path to 350-500bps of adjusted operating margin expansion by 2027	Range
1	Bernstein Research Services deconsolidation[1]	+200 - 250bps
2	Full realization of Nashville relocation cost savings	+100 - 150bps
3	Private Alts and growth investments	+50 - 100bps
	Adj. operating margin; cumulative expected impact by 2027	**+350-500bps**



1
+2.0-2.5%
2
+1.0-1.5%
3
+0.5-1.0%
+3.5-5.0%
Potential Margin Expansion
Bernstein Research Deconsolidation
Relocation Savings
Private Alts & Growth Investments
Potential Margin Expansion

At current market levels, we have visibility to an adj. operating margin range of

30 – 35%

[1]Subject to regulatory approval

EQUITABLE HOLDINGS

47

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 48 Key messages Market opportunity: global active investible assets are expected to grow c.30% by 2027 Globally diversified business model: we are well-positioned in high-growth market segments Structured to outperform: track record of delivering market-leading active organic growth Growth strategy: investing in key market segments, vehicles and geographies to drive future growth Guidance: increase adjusted operating margin by 350-500bps by 2027 1 2 3 4 5

Wealth Management Nick Lane President Equitable

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 50 Key Messages Market opportunity: growing market with heightened demand for advice Distinct approach: captures growing Retirement and fee-based advisory assets Strong track record: consistent growth in AUM, net flows and advisor productivity Growth drivers: advisor productivity, growth in key advisor segments and shift to advisory assets Guidance: delivering 15% operating earnings growth annually through 2027 1 2 3 4 5

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 51 Market opportunity Consumers are increasingly seeking holistic advice 1 Americans are seeking advisors to help with their needs With heightened demand for holistic advice 40% 50% of Investors say the value of personalized advice has increased post-COVID2 72% of consumers want comprehensive advice, beyond just finances3 60% increase in investor willingness to pay for financial advice4 c.65% want to work with a financial advisor when making investment decisions1 1eMoney Investor Trend Survey; 2Money Management Institute; 3Equitable Holistic Life Planning Research; 4Cerulli Retail Investor Advice Relationships

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

1 Market opportunity

Equitable Advisors is targeting the $12trn mass-affluent market

	Mass Market	Middle Market	Mass-Affluent Market	Affluent Market	High Wealth Market	Ultra-High Wealth Market
Investable asset range	<$100k	$100k-500k	$500k-2m	$2m-5m	$5m-20m	$20m+
Number of households	84m	27m	12m	3m	1.7m	0.2m
Segment size (U.S.)	$2.1trn	$6.4trn	$12.1trn	$9.4trn	$15.2trn	$9.8trn
Key services	• Guidance • Accumulation & retirement products	• Standardized advice • Some access to alternative assets	• Accumulation & distribution advice • Broad products	• Personalized advice • Wealth preservation • Complex products	• Personalized advice • Wealth preservation • Sophisticated products	• Family-office services

Key players

Ameriprise Financial · RAYMOND JAMES · EQUITABLE ADVISORS · Advisor Group · Cetera Financial Group

Source: E&Y

EQUITABLE HOLDINGS
52

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 53 Distinct approach Leading wealth management platform 2 4,100 Advisors $188bn Total Client Assets c.350k productivity1 $112bn retirement assets $76bn advisory & BD assets 98% advisor retention2 $4.3bn TTM advisory & BD Net flows c.70% TTM of inflows in fee-based advisory Equitable Advisors’ key metrics Equitable Advisors’ core differentiators • Track-record of recruiting and developing advisors Average age 47, 8 years younger than industry average • Advice Model delivering holistic wealth management solutions to meet clients where they are • 700 wealth planners providing comprehensive advice • Industry-leading, scalable broker dealer platform leveraging third-party technology and clearing services Top 10 independent broker dealer in client assets, total number of advisors 1Revenue per advisor; 2Experienced sales force retention, excludes advisors with less than four years of experience

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 54 Strong track record Track record of growth in net flows and improved mix towards advisory 3 46% 2017 $16.0bn 2022 $22.9bn+7% CAGR Strong investment & Retirement sales $3.0bn 2017 22% 78% $4.5bn 2022 +9% CAGR Growing investment net inflows $44.3bn 2017 63% 37% 2022 $72.4bn+10% CAGR Driving advisory AUA growth Industry growth over span: 6%1 Retirement Investment - Brokerage & Other Investment - Advisory 1McKinsey 2023, internal estimates

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

4 Growth drivers

Distinctive model that develops advisors and attracts clients




Hello, Laura

People

Over 4,100 Equitable advisors:

- 2,300+ generalist advisors
- 1,100 K-12 retirement specialists
- 700 comprehensive wealth planners

Industry leading advisor development, 2x industry average retention for new advisors[1]

Advice Planning Process

Integrated Equitable advice model leveraging both investments and insurance

Holistic Life Planning approach addresses comprehensive client needs, with **award-winning coaching certification program**

Best-in-class digital tools, improving client experience and advisor productivity

Platform

Operating platform that drives retirement scale and capital-light advisory business

Open architecture solutions supported by LPL with full product suite to meet needs

Simplified portfolio management for advisors through model portfolios

EQUITABLE HOLDINGS

[1] LIMRA (reported retention for new advisors)

55

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 56 Growth drivers Generate revenue across three value streams 4 Distribution fees Revenue is generated from sales of commission-based Retirement and investment products: • Retirement product distribution fees are margin-neutral as economics are captured by manufacturer • Investment product distribution fees have a gross margin1 of c.10% Advisory fees Recurring fees captured on advisory assets from financial advice given by advisors • Advisory fees have a gross margin of c.35% Cash sweeps Revenue is generated from our cash balances with our investment platform • Retain nearly 100% of revenue as gross margins 1Revenues less commissions paid to advisors

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 57 Growth drivers Strong momentum with three key drivers of growth 4 5-year annual growth rate Our opportunity Advisor productivity +10% Productivity vs. 7-8% industry average • Increase advisor productivity by 2x to meet the average productivity of top wealth management firms • Ongoing delivery of holistic training and standardization best practices Wealth planner advisors +12% Wealth planner advisors • Increase wealth planner headcount by 2x by developing generalist advisors • Wealth planner advisors generate 3x more revenue than average advisor Advisory mix shift +14% Total advisory assets • c.70% of inflows are in fee-based advisory accounts • Capitalize on expertise in model portfolios

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 58 Guidance Delivering 15% operating earnings growth through 2027 5 $101m 2022 8-12% Margin Free cash flow conversion of c.90% 4-5% Productivity c.$200m+ 2027F 15% CAGR

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 59 Key Messages Market opportunity: growing market with heightened demand for advice Distinct approach: captures growing Retirement and fee-based advisory assets Strong track record: consistent growth in AUM, net flows and advisor productivity Growth drivers: advisor productivity, growth in key advisor segments and shift to advisory assets Guidance: delivering 15% operating earnings growth annually through 2027 1 2 3 4 5

Financials, Investments & Capital Robin M. Raju Chief Financial Officer Equitable Holdings

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 61 Key messages Economic balance sheet: resilient through market cycles due to fair value framework Strong execution: delivering on efficiency, yield enhancements and growth to create value Capital optimization: strong cash flows and improved risk profile support consistent capital return Shareholder opportunity: simplified and faster growing businesses lead to higher relative multiple Guidance: 50% increase in cash flows and 12-15% annual Non-GAAP operating EPS growth by 2027 1 2 3 4 5

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 62 2018 2019 2020 2021 2022 Combined RBC Ratio 440% 510% 410% 450% 425% CTE98 Reserves ($bn) $14.7 $12.3 $14.4 $1.7 $4.0 Capital Return ($bn) $0.8 $1.2 $1.1 $1.8 $1.3 S&P 500 10yr UST Economic balance sheet Consistent RBC ratio and capital return across markets while reducing risk 1

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 63 Economic balance sheet Industry reforms and advocacy efforts moving closer to fair value 1 Economic model distinguishes Equitable from peers With accounting and regulation moving closer to EQH Assets Fair value assets and derivatives; ALM-matched within one year Market assumptions Interest rates based on forward curve with no reversion-to-mean Actuarial assumptions Incorporating emerging policyholder behavior leads to stronger reserves Hedging Hedge program targets first dollar exposure with static overlay protects cash flows • FASB Fair Value LDTI Accounting Liabilities closer to fair value with enhanced disclosures on assumptions and reserves • NAIC Economic Scenario Generator Introduces more realistic interest rate scenarios including lower for longer rates • Structured asset reform Focused on more appropriate reserving and capital charges for CLO investments

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 64 Economic balance sheet Leading to strong ratings supported by economic risk management 1 With diverse sources of liquidityStrong capital ratios and financial ratings 425% 27% Leverage ratio ex. AOCI1 in line with 25-30% target Combined RBC ratio as of YE’22 above 375-400% target A A+ A1 • Cash and liquid assets of $1.8bn at HoldCo1, above $500m minimum target • $3.4bn in credit facilities, of which $1.3bn is available • $1bn of contingent liquidity (P-caps) • Increasing and diversified free cash flow generation, with c.50% from non-regulated entities As of 3/31/23, unless otherwise noted As of 3/31/23 1Excludes $520m debt maturity that was repaid in April 2023. 1Excludes $520m debt maturity that was repaid in April 2023.

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

1 Economic balance sheet

With a conservative and resilient investment portfolio, supported by AB

Diversified and high-quality general account portfolio

As of 3/31/23

General account portfolio


Alts & Other Equities
4%
Other
6%
U.S. Treasuries
7%
Corporates
52%
$97bn[1]
14%
Structured Credit
17%
Mortgage Loans

Average portfolio rating of A2

- 59% of portfolio in corporates & government bonds
- High quality CML, 62% LTV, 2.1x DSCR, with well-capitalized borrowers
- Alternatives & Other Equities: limited exposure of 4%

Fixed maturity portfolio


<Baa
4%
Baa
35%
$72bn
61%
Aaa, Aa, A

Average credit rating of A3

- 96% investment grade
- Highly diversified corporates portfolio
- Structured credit: >90% Aaa-A rated

[1]Excludes cash and short-term investments of $2bn and funding agreements of $(8)bn. Certain figures may not sum due to rounding.

EQUITABLE HOLDINGS
65

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 66 Strong execution General account optimization delivering $110m annual incremental income 2 Cumulative incremental annual income $240m $530m 2020 2022 2027F $420m +$110m Driven by strategic priorities over the last five years Phase 1 Phase 2 Phase 3 Phase 1 $160m by 2020 • Reallocated UST to Public Corporates • Achieved $160m target in 2019, additional $80m in 2020 Phase 2 $180m by 2023 • Captured illiquidity premium in private credit and alts • Achieved $180m target by year end 2022 Phase 3 $110m by 2027 • Additional uplift from AB capital commitment • Targeting $110m incremental income by year end 2027

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 67 Strong execution With capital commitment to AB driving higher multiple growth 2 Seed investments in AB Contributing to enhanced yield in GA $42m $152m 2022 2027F +29% $5bn $5bn $7bn $10bn $10bn 2017 2022 $12bn 2027F $5bn $25bn Driving higher multiple growth at AB $20bn 20222020 2027F $90-100bn $56bn +10-12% Incremental annual yield from seeding since 2020 AB private markets AUM Equitable Seed Third-party Cumulative AB private markets seed investment New Capital Commitment

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS Phase 1 $75m savings through 2020 • Driving technology enablement and improved customer experience • Achieved $75m net of reinvestment target in 2020 Phase 2 $69m savings through 2022 • Leveraging agile methodologies while driving hybrid work: • Equitable achieved $50m savings in 2022 • AB achieved $19m savings in 2022 Phase 3 $150m savings by 2027 • Optimizing real estate footprint while delivering top quartile expense base: • Equitable on track for $30m of real estate savings by 2023, while delivering additional $65m of net savings by 2027 • AB realizing remainder of $75-80m savings from Nashville relocation by 2025 68 Strong execution Productivity initiatives delivering $150m annual net savings by 2027 2 Cumulative annual productivity savings $75m 2020 2022 2027F $144m $295m +$150m Operating model with track record of driving efficiency Phase 1 Phase 2 Phase 3 Eliminating ‘bad’ expenses, while investing through the cycle for growth

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

3 Capital optimization

We have optimized capital to drive future growth and secure cash flows

We are investing in future growth

CARVAL INVESTORS
Private alternatives acquisition

Drives Private Markets to $58bn[1] AUM supporting fee-rate growth

Leveraging AB units as efficient currency with limited impact to cash

EQUITABLE
New business investment

$500m annual investment at 15%+ IRR supporting record Retirement inflows

While de-risking and driving cash flow consistency

Swiss Re
$1bn reserve financing

Global Atlantic FINANCIAL GROUP
$1bn transaction to secure cash flows

Secured run-rate cash flows by mitigating redundant reserves

Provides capital release over time

VENERABLE
$17bn AUM legacy VA transaction

Accelerated future cash flows through +$1bn value created

Reduced required capital by 2/3 backing VA business

EQUITABLE HOLDINGS

[1]As of 3/31/23

69

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 70 Capital optimization Legacy VA will be less than 5% of 2027 earnings 3 Legacy is rapidly shrinking Capital backing Legacy will release $14bn $4bn $1bn 2017 2022 2027F -23% $0.1bn $0.2bn 2017 2022 2027F $0.6bn -14% CTE 98 assets backing businessesLegacy operating earnings 30% 10% 5% % of Non-GAAP Op. Earnings Insignificance of Legacy allows us to highlight growth in our core Retirement business Reducing Legacy exposure $2-3bn of annual run-off1 Risk transfer optionality Provided by split of New York and non-New York policies 1Expected annual net outflows in Legacy segment.

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 71 Capital optimization Delivering record value of new business in Retirement and Wealth Management 3 Capital diversification between complementary Retirement businesses Product design delivers IRRs above 15% Affiliated distribution supports value and mix at a lower cost of funds $500m $540m $475m $475m $600m 202220192018 2020 2021 Capital Deployed $400m $450m $400m $520m $520m Capital allocation drives future cash flows Value of new business: Present value of future profits from new business 15%+ IRR

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 72 Capital optimization Positioning us to grow cash flows to Holdings by 50% 3 Expect to increase cash flows 50% by 2027 $1.3bn $2.0bn 2023F Retirement Legacy capital release Asset Management Wealth Management 2027F

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

3 Capital optimization

With more resilient cash flows through different environments

Annual cash flow generation to the HoldCo



$1.3bn
2023F
2027F

$2.0bn | **Base case:** *6% equity return & 2% dividend yield, 10-year UST follows forward curve*

$1.7bn | **Severe downturn:** *-25% equity shock, 10-year UST -100bps[1]*

$1.4bn | **Deep recession:** *-40% equity shock, 10-year UST -200bps[1]*

[1]Assumes a day one shock with go forward recovery of 6% equity return with 2% dividend yield annually and 10-year UST follows forward curve; cash flow sensitivities represent average annual impact over next five years

EQUITABLE HOLDINGS
73

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 74 Shareholder opportunity Today our relative value suggests upside for investors 4 Non-GAAP operating earnings1 34% 20% 18% 13% 4% 10% Legacy (2x) IR (4x) GR (8x) AB (13x) PS (8x) WM (10x) 47% 31% 7% 16% Retirement (10x) Asset Mgmt (14x) Wealth Mgmt (11x) Asset Mgmt for Retirement (14x) $2.0bn 2022 $1.3bn 2023F Current market valuation 4x 8x Insurance peers 6x 10x SOTP valuation 8x 12x Price-to-earnings Price-to-free cash flow Cash flow generation1 As of 4/30/23 1Peers used to calculate multiples include: AEL, AMP, BEN, BHF, BLK, CRBG, GL, IVZ, JHG, JXN, LNC, LPLA, MET, PFG, PRU, RGA, RJF, TROW, UNM, VOYA.

RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS

4 Shareholder opportunity

While our capital allocation generates consistent accretion

Strong earnings growth


$2.0bn
$2.5bn
2022
2027F
Retirement
Asset Mgmt.
Wealth Mgmt.
Legacy

▲25% growth

Consistent cash generation


$1.3bn
$2.0bn
2023F
2027F

▲50% growth

Enables
60-70%
payout ratio

of Non-GAAP operating earnings

▲20 points since IPO

EQUITABLE HOLDINGS

75

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 76 2027F 4-5% Strong organic growth drives increased earnings 8-10% Higher cash flow conversion drives 60-70% payout ratio Organic Growth Share Repurchases 12-15% CAGR Guidance Non-GAAP operating EPS 12-15% growth driven by organic growth and capital return 5 $4.97 2022

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 77 Guidance Looking ahead, our priorities remain unchanged 5 Economic balance sheet Profitable business growth Capital return to shareholders Optimize capital structure Financial flexibility & strong credit ratings 15%+ IRR on new business Bias towards buybacks delivering value Capital & expense synergies improve returns

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 78 Key financial goals to 2027 12-15% Non-GAAP operating EPS CAGR through 2027 EPS growth $2bn of annual cash generation by 2027 Cash generation 60-70% of Non-GAAP operating earnings Payout ratio New strategic targets support growth $110m Incremental GA income by 2027 $150m Productivity savings by 2027 $10bn Capital commitment to AB +350-500bps Incremental adjusted operating margin at AB by 2027

RETIREMENT RETIREMENT • ASSET MANAGEMENT • WEALTH MANAGEMENT • FINANCIALS 79 Key messages Economic balance sheet: resilient through market cycles due to fair value framework Strong execution: delivering on efficiency, yield enhancements and growth to create value Capital optimization: strong cash flows and improved risk profile support consistent capital return Shareholder opportunity: simplified and faster growing businesses lead to higher relative multiple Guidance: 50% increase in cash flows and 12-15% annual Non-GAAP operating EPS growth by 2027 1 2 3 4 5

Appendix Equitable Holdings Investor Day May 10, 2023

RETIREMENT 81 Appendix Financial guidance Cash generation $1.3bn dividends and distributions from subsidiaries to HoldCo in 2023 $2.0bn of annual cash generation by 2027 Payout ratio guidance 60-70% of Non-GAAP operating earnings Long-term EPS growth guidance 12-15% compound annual growth rate through 2027 General account optimization $110m annual incremental income by 2027 Capital commitment to AB $7bn of $10bn of previously communicated commitment deployed as of 1Q’23 Additional $10bn commitment by 2027 Productivity $150m annual net savings by 2027 Financial guidance assumes normal market conditions including 6% equity return, 2% dividend yield and interest rates following the forward curve.

RETIREMENT 82 Appendix ESG at Equitable: Drive business value through a deliberate ESG strategy Investing in our people Caring for the environment Building stronger communities Upholding stakeholder trust Enhance enterprise performance by attracting and retaining the best talent Integrate sustainable practices into our investments and operations Foster mobility and opportunity for educators and students Deliver trusted products and services to clients Build a more agile company with increased client focus Improve the quality of our portfolio Provide mental wellness programs for educators Advocate for fair-value, economic industry standards Support diverse colleagues with bespoke talent programs Identify and manage material climate risk Help educators advance their careers Deliver better client outcomes with holistic advice model Enhance organizational performance through enterprise wellness programs Improve the sustainability of our operations Remove barriers to college for underserved students Safeguard the financial well- being of clients with responsible products and investment options Strategic objectives

Appendix

ESG at Equitable: Leverage our big systems to deliver outcomes

Investing in our people	Caring for the environment	Building stronger communities	Upholding stakeholder trust
Enhance enterprise performance by attracting and retaining the best talent	***Integrate sustainable practices into our investments and operations***	***Foster mobility and opportunity for educators and students***	***Deliver trusted products and services to clients***

Outcomes

✓ Improved psychological safety and engagement	✓ ESG integrated into c.$66bn of Equitable's $97bn GA[1]	✓ Delivered mental wellness workshops to 1,800 educators	✓ Enhanced industry capital reserving standards
✓ Invested 45,000 hours in agile training	✓ ESG integrated into $464bn of AB's $676bn AUM[1]	✓ Supported 300 educators in their career journey	✓ 3,000 financial professionals trained in Holistic Life Planning
✓ Increased diverse employee net promoter score	✓ Disclosed results of our stress test and limits framework	✓ Supported nearly 2,000 underserved students	✓ $4.5bn paid in benefits to Equitable clients in 2022
✓ Focus on company culture as primary driver of employee wellness	✓ Disclosed Scope 1 and 2 greenhouse gas emissions	✓ 2023 scholarship recipients identify as 70% BIPOC	✓ Portfolios with Purpose provide choice and returns

EQUITABLE HOLDINGS

[1]As of March 31, 2023

83

RETIREMENT 84 Appendix ESG Operating Model: Rigor and controls to ensure long-term impact Governance and oversight • Experienced and diverse Board of Directors • Dedicated Board committee for oversight of ESG strategy • ESG Steering Committee comprised of senior leaders to ensure accountability Transparent disclosures • Reported under SASB and TCFD frameworks • Disclosed EEO-1 filing and supplemental diversity data • Enhanced business standards disclosures including cybersecurity and data privacy Data controls and protocols • Measured and disclosed Scope 1 and 2 greenhouse gas emissions • Disclosed details on AB’s ESG integration methodology controls • Focused on establishing controls around diversity data collection